                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY


                                       AMENDMENT No. 1 dated as of September 30,
                      2000, to the Credit Agreement dated as of September 30, 1997, as Amended and Restated as of May 31, 2000 (as so amended and restated, the "Credit Agreement"), among PLIANT CORPORATION (formerly known as Huntsman Packaging Corporation), a Utah corporation (the "Borrower"), ASPEN INDUSTRIAL, S.A. DE C.V., a Mexico corporation (the "Mexico Borrower", and together with the Borrower, the "Borrowers"), the financial institutions listed on
                      Schedule 2.01 to the Credit Agreement (the "Lenders"), BANKERS TRUST COMPANY, as Administrative Agent and Collateral Agent, THE CHASE MANHATTAN BANK, as Syndication Agent, and THE BANK OF NOVA SCOTIA, as Documentation Agent.

               A. Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

               B. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

               C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

               SECTION 1. Amendment to Section 1.01. (a) The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "Applicable Rate" means, for any day (a) with respect to a Tranche B Term Loan, the applicable Tranche B Rate and (b) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan, a Mexico Term Loan or a Tranche A Term Loan, or with respect to the commitment fees payable hereunder related to the Revolving Commitments, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date; provided that until the delivery to the Administrative Agent, pursuant to Section 5.01(b), of the Borrower's consolidated financial statements for the Borrower's fiscal quarter ending March 31, 2001, the "Applicable Rate" shall be the applicable rate per annum set forth below in Category 1:

               Leverage Ratio                   ABR Spread       Eurodollar Spread      Commitment Fee Rate
               --------------                   ----------       -----------------      -------------------
                 Category 1
                 ----------
          Greater than 5.50 to 1.00                2.25%                3.25%                  0.625%
     ------------------------------------------------------------------------------------------------------
                 Category 2
                 ----------
     Less than or equal to 5.50 to 1.00
        but greater than 5.00 to 1.00              2.00%                3.00%                  0.500%
     ------------------------------------------------------------------------------------------------------
                 Category 3
                 ----------
     Less than or equal to 5.00 to 1.00
        but greater than 4.25 to 1.00              1.50%                2.50%                  0.500%
     ------------------------------------------------------------------------------------------------------
                 Category 4
                 ----------
     Less than or equal to 4.25 to 1.00
        but greater than 3.25 to 1.00              1.25%                2.25%                  0.500%
     ------------------------------------------------------------------------------------------------------
                 Category 5
                 ----------
     Less than or equal to 3.25 to 1.00
        but greater than 2.25 to 1.00              1.00%                2.00%                  0.500%
     ------------------------------------------------------------------------------------------------------
                 Category 6
                 ----------
     Less than or equal to 2.25 to 1.00            0.75%                1.75%                  0.375%
     ------------------------------------------------------------------------------------------------------

                For purposes of the foregoing, (a) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (b) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the third day after the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 (i) at any time that an Event of Default has occurred and is continuing or (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

                (b) The definition of "Tranche B Rate" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                "Tranche B Rate" means, (a) 3.75% per annum, in the case of a Eurodollar Loan, and (b) 2.75% per annum, in the case of an ABR Loan.

                (c) The definition of "Permitted Acquisition" in Section 1.01 of the Credit Agreement is hereby amended by adding the following language after "6.15" in clause (d) thereof:

                (provided that with respect to Section 6.14 and 6.15, such compliance shall be based on such covenants as in effect on May 31, 2000, which covenants are set forth in the Amendment Schedule, without giving effect to any amendments to such covenants.)

                (d) Section 1.01 of the Credit Agreement is hereby amended by adding the defined term "Amendment Schedule", in the appropriate alphabetical order, to read as follows:

                "Amendment Schedule" means Schedule A to Amendment No. 1 dated as of September 30, 2000, to this Agreement.

                SECTION 2. Amendment to Section 2.11(c). Section 2.11(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2000, the Borrower and the Mexico Borrower collectively shall prepay Term Borrowings in an aggregate amount equal to the amount, if any, by which (i) 100% of Excess Cash Flow for such fiscal year (or 50% of such Excess Cash Flow in the event that the Leverage Ratio as of the last day of such fiscal year is less than or equal to 4.00 to 1.00) exceeds (ii) the aggregate amount of all prepayments actually made pursuant to Section 2.11(a) since the date a prepayment was made pursuant to this paragraph in respect of the immediately preceding fiscal year of the Borrower (or would have been required to be made pursuant to this paragraph if so required with respect to such immediately preceding fiscal year); provided, however, that (a) for the purposes of Section 2.11(c) the amount required to be prepaid for purposes of the fiscal year ending December 31, 2000 shall be determined based on the period from the Effective Date through December 31, 2000 and (b) the mandatory prepayment due pursuant to this Section 2.11(c) shall be reduced by an amount equal to the "excess cash flow" of

Huntsman Film Products Pty. Ltd. and Huntsman Film Products GmbH for such fiscal year (to be determined in a manner consistent with the definition of Excess Cash
Flow) to the extent such "excess cash flow" was included in the determination of the Borrower's Excess Cash Flow for such fiscal year, but in no event shall such reduction exceed $2,000,000 per annum. Each prepayment pursuant to this paragraph shall be made on or before the date that is three Business Days after the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

                SECTION 3. Amendment to Section 6.09(a). The table set forth in
Section 6.09(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:


               Year Ending
               December 31                                    Amount
               -----------                                    ------
                  2000                                      $3,000,000

                  2001                                      $5,000,000

                  2002                                      $5,000,000

                  2003                                      $5,000,000

                  2004                                     $18,000,000

                  2005 and each fiscal year thereafter     $20,000,000


                SECTION 4. Amendment to Section 6.13. Section 6.13(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (a) The Borrower will not make, and will not permit its Restricted Subsidiaries to make, Capital Expenditures other than Capital Expenditures made by the Borrower and its Restricted Subsidiaries in any fiscal year of the Borrower in an aggregate amount not exceeding (i) with respect to (x) the fiscal year ending on December 31, 2000, $60,000,000 and (y) each fiscal year thereafter, $42,500,000 (or $50,000,000 in the event that the Leverage Ratio as of the last day of the fiscal year immediately prior to such fiscal year is less than or equal to 4.00 to 1.00) (in either case, the "Permitted Amount") plus, for each fiscal year following the Effective Date (commencing with the 2001 fiscal year), an amount equal to the excess, if any, of the Permitted Amount for the immediately preceding fiscal year over the aggregate amount of Capital Expenditures made in the immediately preceding fiscal year, plus (ii) amounts available from time to time to be invested in Joint Ventures and Unrestricted Subsidiaries under clause
        (i) of Section 6.05, provided that (x) to the extent that Capital Expenditures are made in reliance upon clause (ii) above, amounts available to be invested in Joint Ventures and Unrestricted Subsidiaries under clause (i) of Section 6.05 shall be deemed utilized thereunder for purposes of determining compliance therewith, and (y) the Borrower and its Restricted Subsidiaries may make Capital Expenditures in any fiscal year exceeding the amount otherwise permitted for such fiscal year pursuant to the foregoing provisions of this Section 6.13, provided that the aggregate amount of Capital Expenditures made in reliance upon this clause (y), on a cumulative basis, shall not exceed $30,000,000. The foregoing limitations shall not apply to (x) expenditures with proceeds resulting from sales of assets or capital stock or equity issuances or from casualty or condemnation events, in each case to the extent such expenditures are permitted under this Agreement and (y) Permitted Acquisitions.

               SECTION 5. Amendment to Section 6.14. The table set forth in
Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               Period                                       Ratio
               ------                                       -----
July 1, 2000 through December 31, 2000                   6.50 to 1.00
January 1, 2001 through March 31, 2001                   6.25 to 1.00
April 1, 2001 through June 30, 2001                      6.00 to 1.00
July 1, 2001 through September 30, 2001                  5.50 to 1.00
October 1, 2001 through December 31, 2001                5.25 to 1.00
January 1, 2002 through March 31, 2002                   5.00 to 1.00
April 1, 2002 through June 30, 2002                      4.75 to 1.00
July 1, 2002 through September 30, 2002                  4.50 to 1.00
October 1, 2002 through December 31, 2002                4.25 to 1.00
January 1, 2003 through March 31, 2003                   4.00 to 1.00
April 1, 2003 through June 30, 2003                      3.75 to 1.00
July 1, 2003 and thereafter                              3.50 to 1.00


                SECTION 6. Amendment to Section 6.15. The table set forth in
Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               Period                                        Ratio
               ------                                        -----
July 1, 2000 through June 30, 2001                       1.40  to 1.00
July 1, 2001 through September 30, 2001                  1.45  to 1.00
October 1, 2001 through December 31, 2001                1.50  to 1.00
January 1, 2002 through March 31, 2002                   1.60  to 1.00
April 1, 2002 through June 30, 2002                      1.70  to 1.00
July 1, 2002 through September 30, 2002                  1.75  to 1.00
October 1, 2002 through December 31, 2002                1.80  to 1.00
January 1, 2003 through March 31, 2003                   1.90  to 1.00
April 1, 2003 through June 30, 2003                      2.00  to 1.00
July 1, 2003 through September 30, 2003                  2.10  to 1.00
October 1, 2003 and thereafter                           2.25  to 1.00

                SECTION 7. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

                (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms.

                (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

                SECTION 8. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on October 27, 2000, an amendment fee (the "Amendment Fee") in an amount to be agreed upon.

                SECTION 9. Conditions to Effectiveness. This Amendment shall become effective as of September 30, 2000, when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders and (ii) the Amendment Fees, (b) the representations and warranties set forth in Section 5 hereof are true and correct and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto, the Credit Agreement or otherwise shall have been paid or reimbursed, as applicable.

                SECTION 10. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

                SECTION 11. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                SECTION 12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

                SECTION 13. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                    PLIANT CORPORATION, formerly known as
                                    Huntsman Packaging Corporation,

                                       by
                                          --------------------------------------
                                          Name:
                                          Title:


                                    ASPEN INDUSTRIAL, S.A. DE C.V.,

                                       by
                                          --------------------------------------
                                          Name:
                                          Title:


                                    BANKERS TRUST COMPANY, individually and as Administrative Agent,

                                       by
                                          --------------------------------------
                                          Name:
                                          Title:


                                    THE CHASE MANHATTAN BANK, as Syndication
                                    Agent,

                                       by
                                          --------------------------------------
                                          Name:
                                          Title:



                                    THE BANK OF NOVA SCOTIA, individually and as Documentation Agent,

                                       by
                                          --------------------------------------
                                          Name:
                                          Title:

                                                          SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                          OCTOBER ___, 2000



To Approve the Amendment:



Name of Institution
                    ------------------------------------------------------------

                                       by
                                          --------------------------------------
                                          Name:
                                          Title: